Accounts Receivable, Net	6 Months Ended
Jun. 30, 2026
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET
4.	ACCOUNTS RECEIVABLE, NET

Accounts receivable represent amounts due from customers for goods delivered or services rendered for which the Company has an unconditional right to consideration. Accounts receivable are recorded net of an allowance for credit losses in accordance with ASC 326.

Accounts receivable, net consist of the following:

US$ thousands	December 31, 2025	June 30, 2026
Accounts receivable	$5,034	$5,652
Allowance for credit losses	(1,876)	(2,864)
Total accounts receivable, net	$3,158	$2,788

Movements of allowance for credit losses are as follows:

Beginning balance	$308	$1,876
Addition	1,554	924
Foreign exchange translation	14	64
Ending balance	$1,876	$2,864

The Company estimates expected credit losses using a combination of aging analysis, historical loss experience, and forward-looking information, including current economic conditions, industry trends, and specific customer credit risk factors. Management also considers subsequent cash collections, customer payment history, and the financial condition of significant customers in evaluating the adequacy of the allowance.

The determination of the allowance for expected credit losses requires significant judgment. Changes in assumptions regarding customer credit risk, economic conditions, and collectability could materially affect the amount of the allowance recorded.

Given the concentration of receivables and limited collection history for certain customers, actual collections may differ from management’s current estimates and assumptions used in determining the allowance for expected credit losses.

Credit Risk and Concentration

The Company’s accounts receivable are primarily generated from its commodity trading business and service arrangements. These receivables are concentrated among a limited number of customers.   During the six months ended June 30, 2026, the Company had two customers that accounted over 10% of revenues, and revenue from the customers amounted to RMB19.9 million, and RMB4.9 million, respectively. During the six months ended June 30, 2026, the Company had no supplier that accounted over 10% of total purchases and processing fees.

As of June 30, 2026, a significant portion of accounts receivable was due from a small number of counterparties. The financial condition of these customers and their ability to make timely payments may be affected by market conditions, which could adversely impact the Company’s ability to collect outstanding balances.

Collectability and Subsequent Receipts

As of June 30, 2026, certain accounts receivable balances remained outstanding beyond their contractual payment terms, and collections subsequent to year-end were limited for certain customers. These factors indicate an increased level of estimation uncertainty in determining the allowance for expected credit losses.

The Company monitors the collectability of its receivables on an ongoing basis and records additional allowances when necessary. Receivables are written off when all reasonable collection efforts have been exhausted.

Classification and Presentation

Certain customer arrangements may involve advance payments, offsetting transactions, or settlement through non-standard payment terms. The Company evaluates these arrangements to determine whether balances should be presented as accounts receivable or contract liabilities based on the underlying contractual terms and the timing of revenue recognition.

Management applies judgment in determining the appropriate classification of such balances. Management applies judgment in determining the appropriate classification of such balances based on the underlying contractual arrangements and settlement terms.